EX-99.(d)(4)

Amended Annex A

October 4, 2022

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Variable Insurance Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management	Annual Rate (%)

Goldman Sachs Large Cap Value Fund[1]	0.72% on first $1 billion
0.65% over $1 billion up to $2 billion
0.62% over $2 billion up to $5 billion
0.60% over $5 billion up to $8 billion
0.59% over $8 billion

Goldman Sachs Mid Cap Value Fund[2]	0.77% on first $2 billion
0.69% over $2 billion up to $5 billion
0.66% over $5 billion up to $8 billion
0.65% over $8 billion

Goldman Sachs Small Cap Equity Insights Fund[3]	0.70% on first $2 billion
0.63% over $2 billion up to $5 billion
0.60% over $5 billion up to $8 billion
0.59% over $8 billion

Goldman Sachs U.S. Equity Insights Fund	0.62% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion up to $5 billion
0.55% over $5 billion up to $8 billion
0.54% over $8 billion

Goldman Sachs Strategic Growth Fund[4]	0.71% on first $1 billion
0.64% over $1 billion up to $2 billion
0.61% over $2 billion up to $5 billion
0.59% over $5 billion up to $8 billion
0.58% over $8 billion

Goldman Sachs Core Fixed Income Fund	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion up to $5 billion
0.33% over $5 billion up to $8 billion
0.32% over $8 billion

Goldman Sachs Mid Cap Growth Fund[5]	0.87% on first $2 billion
0.78% over $2 billion up to $5 billion
0.74% over $5 billion up to $8 billion
0.73% over $8 billion

Goldman Sachs Government Money Market Fund[6]	0.16%

Goldman Sachs Trend Driven Allocation Fund	0.79% on first $1 billion
0.71% over $1 billion up to $2 billion
0.68% over $2 billion up to $5 billion
0.66% over $5 billion up to $8 billion
0.65% over $8 billion

Goldman Sachs Multi-Strategy Alternatives Portfolio	0.15%

Goldman Sachs International Equity Insights Fund[7]	0.81% on first $1 billion
0.73% over $1 billion up to $2 billion
0.69% over $2 billion up to $5 billion

0.68% over $5 billion up to $8 billion
0.67% over $8 billion

Goldman Sachs Buffered S&P 500 Fund – Jan/Jul[8]	0.50% on first $1 billion
0.45% over $1 billion up to $2 billion
0.43% over $2 billion up to $5 billion
0.42% over $5 billion up to $8 billion
0.41% over $8 billion

Goldman Sachs Buffered S&P 500 Fund – Mar/Sep[8]	0.50% on first $1 billion
0.45% over $1 billion up to $2 billion
0.43% over $2 billion up to $5 billion
0.42% over $5 billion up to $8 billion
0.41% over $8 billion

Goldman Sachs Buffered S&P 500 Fund – May/Nov[8]	0.50% on first $1 billion
0.45% over $1 billion up to $2 billion
0.43% over $2 billion up to $5 billion
0.42% over $5 billion up to $8 billion
0.41% over $8 billion

GOLDMAN SACHS VARIABLE INSURANCE TRUST

By:	/s/ James A. McNamara
Name:	James A. McNamara
Title:	President

GOLDMAN SACHS ASSET MANAGEMENT, L.P. an affiliate of Goldman Sachs & Co. LLC

By:	/s/ Joseph F. DiMaria
Name:	Joseph F. DiMaria
Title:	Managing Director

[1]	This Management Agreement on behalf of the Large Cap Value Fund was amended at the June 15, 2017 Goldman Sachs Variable Insurance Trust Board Meeting.
[2]	This Management Agreement on behalf of the Mid Cap Value Fund was amended at the June 15, 2017 Goldman Sachs Variable Insurance Trust Board Meeting.
[3]	This Management Agreement on behalf of the Small Cap Equity Insights Fund was amended at the June 15, 2017 Goldman Sachs Variable Insurance Trust Board Meeting.
[4]	This Management Agreement on behalf of the Strategic Growth Fund was amended at the June 15, 2017 Goldman Sachs Variable Insurance Trust Board Meeting.
[5]	This Management Agreement on behalf of the Mid Cap Growth Fund was amended at the June 15, 2017 Goldman Sachs Variable Insurance Trust Board Meeting.
[6]	This Management Agreement on behalf of the Government Money Market Fund was amended at the February 15, 2018 Goldman Sachs Variable Insurance Trust Board Meeting.
[7]	This Management Agreement on behalf of the International Equity Insights Fund was amended at the June 15, 2017 Goldman Sachs Variable Insurance Trust Board Meeting.
[8]

This Management Agreement on behalf of the Buffered S&P 500 Fund – Jan/Jul, Buffered S&P 500 Fund – Mar/Sep and Buffered S&P 500 Fund – May/Nov was amended at the June 14-15, 2022 Goldman Sachs Trust Variable Insurance Board Meeting.